Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 9 Subsequent Events

(A)  Stock Options

On July 1, 2011, the Company issued options to purchase 50,000 shares of common stock with an exercise price of $2.26 per share in connection with a consulting agreement.  The fair market value of the options on the date of grant is approximately $113,000.

On July 1, 2011, the Company issued options to three officers to purchase 300,000 shares of common stock with an exercise price of $2.26 per share as share based officers compensation. The fair market value of the options on the date of grant is approximately $678,000.

The 350,000 options issued on July 1, 2011 vest ratably over 4 year.  In addition to the above, the Chief Financial Officer will be granted an additional 100,000 options on October 1, 2011.

The Company applied fair value accounting for all share based payment awards. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes assumptions used is as follows:

Exercise price	$2.26
Expected dividends	0%
Expected volatility	236%
Risk fee interest rate	3.22%
Expected life of option	10 years
Expected forfeitures	0%

(B)  Stock Issued for Cash

In July 2011, the Company issued 11,000 shares of common stock for $14,300 ($1.30/share) pursuant to a private placement.

(C)  Commitments

In July 2011, the Company entered into one year employment agreements with its Chief Financial Officer and Vice President of Sales for annual salaries of $150,000, respectively.